Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 118,368.99
Interest Amount	0.00
Total Offset Amount	73,776.14
Net Fee	$ 44,592.85
Total Fee and Interest Amount	118,368.99